Exhibit 99.2

Fourth Quarter 2006 Earnings Conference Call February 27, 2007

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statement concerning developments, performance or industry rankings relating to services; and any statements of assumptions underlying any of the foregoing. Although [we] [Helix] believes that the expectation effected in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments, geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ending December 31, 2005 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this press release and presentation. We assume no obligation or duty and do not intend to update these forward- looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the year ending December 31, 2006, which we expect to file on March 1, 2007. Forward-Looking Statements

Presentation Outline H E L I X E N E R G Y S O L U T I O N S Summary of Results Operational Highlights by Segment A. Contracting Services B. Oil & Gas Status of Capital Projects (Services) Questions & Answers

2006 Results - IPO Impact Reported Net Income $344.0 Fourth Quarter Gain on Sale, net of tax <96.5> Incremental Overhead during 2006 ($8MM pre-tax) 5.3 Net Income, ex. IPO impact $252.8 Diluted EPS $2.85 ($MM, except per share data) H E L I X E N E R G Y S O L U T I O N S

Summary of Results H E L I X E N E R G Y S O L U T I O N S ($MM, except per share data) Fourth Quarter Fourth Quarter Third Quarter 2006 2005 2006 Revenues $395.8 $264.0 $374.4 Gross Profit 151.0 95.9 130.5 Margins 38% 36% 35% Net Income 162.5 56.0 57.0 Margins 41% 21% 15% Diluted EPS 1.73 0.69 0.60 EBITDAX(1) 405.8 109.3 191.0 Margins 103% 41% 51% Note 1: See reconciliation in the attached financial summary

4Q 2005 4Q 2006 Contracting Services 195 272.8 Oil & Gas Production 69 123 Revenue and Gross Profit by Segment 4Q 2005 4Q 2006 Contracting Services 61 97.3 Oil & Gas Production 35 55 Contracting Services Oil & Gas 26% 31% 36% 36% 74% 69% 64% 64% Revenue Gross Profit

2001 2002 2003 2004 2005 2006 12.3 4.9 7.4 13.4 16.5 15 Return on Capital Invested (See GAAP reconciliation at Company's website - www.HelixESG.com) 12 5 7 13 17 15 H E L I X E N E R G Y S O L U T I O N S

MARAD Other Long Term Debt Term B Facility (Amounts in Millions) 12/31/06 12/31/05 12/31/04 Net Debt To Book Capitalization 22% 40% 38% Convertible Notes H E L I X E N E R G Y S O L U T I O N S Cal Dive Revolver

Revenues Operating Income Equity Earnings Net Income EBITDA EBITDAX 2005 799 222 13 150 354 361 2006 1367 407 18 253 623 665 Continuation of Growth Story in 2006 71% 83% 35% 69% 76% 84% (1) (1) (1) (1) 2006 results exclude the impact of the Gain on Sale in the Cal Dive IPO and estimated incremental overhead costs during the year.

2006 Highlights Integration of Helix RDS Announcement of New Build Well Intervention Vessel for North Sea Planning of Drilling Upgrade for Q4000 Planning for H4500 Acquisition of Remington Oil & Gas Acquisition of Phoenix (a.k.a. Typhoon) Field Investment in 4 New ROVs Purchase of Caesar and Planning of Conversion Completion of Upgrade of Express Integration of Torch and Stolt (GOM) Acquisitions Partial IPO of Cal Dive Continuation of Independence Hub Construction Commencement of Helix Producer I Conversion

Contracting Services Summary



($MM)	Fourth Quarter		Third Quarter
	2006	2005	2006
Revenues	285.8	203.2	251.2
Gross Profit	98.3	60.8	91.9
GPM	*34%*	*30%*	*37%*

Note:
1. Amounts are before intercompany eliminations

Fourth Quarter Review

- Overall revenues increased by 14% sequentially mainly driven by the return to service of the *Q4000* and *Express*, the introduction of the *Kestrel* and a full quarter of contributions from the assets acquired from Fraser Diving.
- Gross profit margins showed a five point improvement year over year and were off two points sequentially, with the latter largely due to seasonality and international start up costs.

11

HELIX ENERGY SOLUTIONS

Deepwater Construction





($MM)	Fourth Quarter 2006	Fourth Quarter 2005	Third Quarter 2006
Revenues	98.0	61.5	72.6
Gross Profit	28.8	18.3	24.5
GPM	29%	30%	34%
Utilization:			
Pipelay	95%	96%	66%
Robotics	67%	75%	82%

Note: amounts are before intercompany eliminations

Fourth Quarter Review

- The *Express* returned to work in early October after completion of the upgrade program and had good utilization in the North Sea, while the *Intrepid* had another excellent quarter of performance in the Gulf of Mexico.
- Canyon Offshore , our robotics division, had another strong quarter to cap a record year, although ROV utilization did drop off due to seasonality, especially in the North Sea region.

12

HELIX ENERGY SOLUTIONS

Deepwater Construction




T750-1
Canyon

First Quarter and 2007 Outlook:

- Both the *Intrepid* and the *Express* have strong backlogs and pricing continues to escalate in accordance with our expectations. The *Express* is due to leave for the year long, project in East Indian waters, during Q3.

- The *Intrepid* has a 30 day drydocking scheduled for Q2.

- We expect Q1 to be similar to Q4/06 for our robotics group with the seasonal slowdown in North Sea ROV activity continuing into early Q2.

- The robotics group recently received an LOI with a major contractor for a significant pipe burial contract.

13

HELIX ENERGY SOLUTIONS

Shelf Construction H E L I X E N E R G Y S O L U T I O N S Fourth Quarter Fourth Quarter Third Quarter ($MM) 2006 2005 2006 Revenues 137.0 97.1 128.4 Gross Profit 53.6 33.6 57.7 GPM 39% 35% 45% Utilization 77% 85% 83% Fourth Quarter Review These results will be discussed on a separate Cal Dive Conference call at 11:00 AM today (2/27/2007) Note: amounts are before intercompany eliminations

Well Operations Fourth Quarter Fourth Quarter Third Quarter ($MM) 2006 2005 2006 Revenue 41.4 39.1 40.8 Gross Profit 14.5 9.4 8.3 GPM 35% 24% 20% Utilization 85% 98% 86% Fourth Quarter Review The Seawell achieved full utilization on a winter intervention campaign for Shell on old contract rates, while the Q4000 returned to higher margin well operations work following the replacement of a rebuilt thruster. First Quarter and 2007 Outlook The Seawell commenced the new contract with Shell, on better terms in January and she entered dry-dock in mid February for 30 days of maintenance. After that she is booked for the rest of the year at good rates. The Q4000 has a good backlog of both construction and well intervention work before she is due to enter her scheduled dry-dock in Q3 that is expected to last 75 days. The drilling package will also be installed during that time. Note: Amounts are before intercompany eliminations.

2007 Drydock Schedule Q1 Q2 Q3 Q4 Eclipse (A) X Cal Diver II (A) X Seawell X Kestrel (A) X Intrepid X American Triumph (A) X Brave (A) X Q4000 X Mr. Jack (A) X Sterling Pony (A) X American Star (A) X Cal Dive vessel

Production Facilities



	Fourth Quarter		Third Quarter
	2006	2005	2006
Equity in Earnings ($MM)	5.3	3.1	5.1
Production Throughput (MBOE)	3,653	1,109	3,148

Fourth Quarter Review

- Production through *Marco Polo* improved sequentially but continued below expectations due to well start-up delays and a *K2-North* well shut-in due to safety valve failure. By late in the fourth quarter, combined production from the *Marco Polo* and five *K2/K2 North* wells was about 46,000 BOED. Integration of the *Independence Hub* topsides and Hull occurred as planned.

First Quarter and 2007 Outlook

- *Marco Polo*: The field operator began well-work on the GC608 wells in late Q4 and still expects to add 2,000 to 5,000 BOEPD from these wells. They also expect to have a rig available during Q1 2007 to repair the K2N valve and bring this well back online at 7,000 to 8,000 BOEPD. The *Genghis Khan* PUD sale to the Shenzi Partners was closed in early Q1 2007 with a commitment to tie-back up to three wells through the existing infrastructure beginning in June.
- *Independence Hub*: Installation of the Hub is underway with mechanical completion still expected by the end of March and production start-up is likely to occur in Q3. We will receive $11 million in demand fees per year and approximately $1.8 million for every 100 mmcfed of throughput.

Reservoir and Well Tech Services


38
29

($MM)	Fourth Quarter 2006	Third Quarter 2006
Revenues	9.4	9.5
Gross Profit	3.1	3.0
GPM	*33%*	*32%*

Fourth Quarter Review

- Revenue and gross profit were essentially flat with Q3 levels. For this first full year since the acquisition of Helix RDS, revenue exceeded our expectations by 8% and gross margins were one point better. This was achieved as a result of being able to achieve utilization levels and higher professional fees than those originally budgeted.

First Quarter and 2007 Outlook

- Since staff recruitment and retention remain our key challenges in a very competitive market place, Q1 revenue and gross profit are expected to remain in line with in Q4/06. Continued modest growth is predicted for 2007 as a whole.

18

HELIX ENERGY SOLUTIONS

Oil & Gas - Financial Highlights H E L I X E N E R G Y S O L U T I O N S Fourth Quarter Fourth Quarter Third Quarter 2006 2005 2006 Revenue ($MM) 123.2 69.4 145.0 Gross Profit ($MM) 53.7 35.1 44.6 GPM 44% 51% 31% Production (BCFe) Shelf 12.9 4.6 13.3 Gunnison 2.2 2.1 2.3 Average Commodity Prices (net of hedging impact): Oil / Bbl $56.11 $54.31 $62.55 Gas / Mcf $7.36 $11.36 $7.61 Hedge gain (loss) ($MM) 2.1 (6.2) 0.6

Oil & Gas - Statistics LOE Fourth Quarter Fourth Quarter Third Quarter 2006 2005 2006 Operating Expenses $23.5 $10.6 $26.8 Repair & Maintenance .1 8.0 6.9 Total LOE $23.6 $18.6 $33.7 Per McFe $1.59 $2.80 $2.16 DD&A $45.5 $15.6 $48.8 Per McFe $3.06 $2.34 $3.13 Proved Reserves (BcFe) Dec 31, 2006 Dec 31, 2005 Pro Forma Dec. 31, 2005 PDP 141.5 44.0 154.2 PDNP 94.7 57.9 107.2 PUD 300.0 123.4 242.8 Total 536.2 225.3 504.2 ($MM except per Mcfe amounts)

Oil & Gas - Commentary H E L I X E N E R G Y S O L U T I O N S Fourth Quarter Review: Shelf Production was 0.5 BCFe lower sequentially, and was around 0.9 BCFe lower than the bottom of our expectation range due to continued pipeline shut-ins and the late start up of production from the deepwater Tiger field. Natural gas made up 59% of the overall Q4 production. We incurred no 'dry-hole' cost in the quarter and have now drilled seven consecutive successful wells since the last earnings release, including the deepwater Noonan prospect (see slide 22). First Quarter and 2007 Outlook: We are still suffering from the impact of pipeline shut-ins, but the extent is now down to < 10 mmcfed. Production from the deepwater Tiger field started in late December and an additional Shelf discovery will be brought onstream during the quarter. Our overall production estimate for Q1 is 15 - 18 BCFe and we still expect total production for 2007 to be in the range of 85 - 95 BCFe. Production will ramp up as we convert PUDs, via development work, as illustrated on slides 23 and 24. Exciting near term drilling activity includes either the second prospect in the Noonan area or the Bishop prospect in Green Canyon 250.

Exploration Drilling Results Update Location Working Interest Net Risked Reserves Potential (BCFE) Comments S. Marsh Island - 80A3 60% 8 Discovery S. Timbalier 145 #1 75% 8 Discovery E. Cameron 339 #1 100% 12 - 24 2 Wells Discovery Drilling #2 Well Main Pass 232 #1 50% 4 Discovery Main Pass 211 #1 50% 5 Discovery Garden Banks 506 #1- Noonan 100% 100 + Discovery E. Cameron 157 #1 60% 13 Discovery H E L I X E N E R G Y S O L U T I O N S

PUD Drilling/Completion Activity Well Name Working Interest % Operator Current Activity Main Pass185 #1 50 Cimarex Waiting on Pipeline Main Pass 200 #1 50 Cimarex Completing/ Waiting on pipeline Main Pass 241 #1 50 Cimarex Waiting on Pipeline West Cameron 170 C-2 42 NEXEN Producing Atwater Valley 426 "Bass Lite" 18 Mariner Drilling/Completing 2 wells Garden Banks 344 "Devil's Island" 100/65 ERT Q3/Q4 Drilling Garden Banks 668 "Gunnison" 20 Anadarko Well Planned for Q3 H E L I X E N E R G Y S O L U T I O N S

Development Projects - Near Term Project Name Working Interest Current Activity Estimated Initial Rate 1st Production % (Net MMCFE/D 6:1) Est. Start Date Eugene Island 391 60 Flowline Installed 5 2/15/07 Eugene Island 302 60 Flowline Installed 5 2/15/07 West Cameron 342 100 Waiting on Platform/Pipeline Install 4 Q2/07 Vermilion 162 100 Waiting on Platform/Pipeline Install 5 Q2/07 South Timbalier 145 75 Planning Development 3 Q3/07 East Cameron 339 100 Planning Development 10 Q3/07 Main Pass Area 5 Developments 20-50 Completing Wells Subsea tie-backs 15-20 Q2-Q3/07 East Cameron 157 60 Planning Development 5-10 Q3/07 H E L I X E N E R G Y S O L U T I O N S

Helix Hedges - As Of February 26, 2007 H E L I X E N E R G Y S O L U T I O N S

Organic Growth Capital Projects DP Floating Production Unit - Helix Producer I To be installed on Phoenix field in GOM (formerly known as Typhoon) Initial conversion scheduled to be complete end of 2007 Installation and hook-up of processing facilities on target for completion mid 2008 Total estimated cost net to Helix - $140 million Capacity: 45,000 BOPD and 70 MMCFD Disconnectable Transfer System Designed for 5 Risers

Phoenix Field Development


Oil Export
Gas Export
Typhoon #1
Typhoon #3
Typhoon Umbilical
Typhoon #4
Flexible Flowline Risers
Typhoon Umbilical
Boris / Little Burn Flowline
Boris Umbilical

HELIX ENERGY SOLUTIONS

Organic Growth Capital Projects Pipelay Vessel - Caesar Vessel expected to arrive at COSCO yard in Shanghai early March Conversion on schedule to be completed end of 2007 Total estimated cost - $138 million

Organic Growth Capital Projects Well Intervention Vessel - Well Enhancer Contract with Merwede shipyard has been signed Long lead items have been ordered Expected delivery end of 2008 Total estimated cost - $160 million Specifications DP3 Well Intervention Vessel Length of 131 meter Electric and slick line and coiled tubing capability Cement and compressor plant Dual bell 18 man sat-dive spread Two work class ROV's

Organic Growth Capital Projects Deepwater Drilling Semi - H4500 Long lead items have been purchased Detailed design for RFP and model testing completed Firm prices from shipyards being solicited FPSO Shiraz Formed 50/50 JV with AGR Group, a Norwegian-based oil technology and services group JV acquired fuel supply vessel from the Australian Commonwealth Government Plan to convert tanker into FPSO or EPTV for deployment in South East Asia